WALTHAUSEN SELECT VALUE FUND Supplement Dated December 26, 2012 To the Prospectus dated June 1, 2012 Investor Class Ticker WSVIX Services Agreement Fees

Under a Services Agreement with the Fund, the Advisor receives an additional annual fee equal to 0.45% of the Fund’s average daily net assets and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses. Effective December 26, 2012 the Advisor has contractually agreed to waive 0.25% of the 0.45% Services Agreement fees through May 31, 2013 for the Investor Class Shares. The Services Agreement fee waiver will automatically terminate on May 31, 2013 unless it is renewed by the Advisor. The Advisor may not terminate the fee waiver before May 31, 2013.

Purchase and Sale of Fund Shares and Minimum Investments – Investor Class

Effective December 26, 2012 the minimum initial and subsequent investment amounts for various types of accounts offered by the Investor Class of the Fund are changed to the following:

Investor Class	Initial	Additional
Regular Account	$100,000	$1,000
Automatic Investment Plan	$100,000	$1,000
IRA Account	$100,000	$1,000

Retail Class Ticker WSVRX Distribution (12b-1) and Shareholder Service Fees

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. This Distribution Plan provides that the Fund will pay fees equal to the annual rate of 0.25% of the average daily net assets of the Fund's Retail Class shares. Effective December 26, 2012 the Advisor has contractually agreed to waive the Rule 12b-1 fees through May 31, 2013 for the Retail Class Shares. The Rule 12b-1 fee waiver will automatically terminate on May 31, 2013 unless it is renewed by the Advisor. The Advisor may not terminate the fee waiver before May 31, 2013.

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This supplement and the Prospectus dated June 1, 2012 provide the information a prospective investor ought to know before investing and should be retained for future reference. The prospectus has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-888-925-8428 or by visiting the Fund’s website at www.walthausenfunds.com.